Exhibit 99.2

 Advanced Therapies for the Sports Medicine & Severe Burn Care Markets  43Rd Annual J.P. Morgan Healthcare Conference  January 15, 2025

 Forward-Looking Statements  2  Vericel cautions you that all statements other than statements of historical fact included in this presentation that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. Although we believe that we have a reasonable basis for the forward-looking statements contained herein, they are based on current expectations about future events affecting us and are subject to risks, assumptions, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Our actual results may differ materially from those expressed or implied by the forward-looking statements in this presentation. These statements are often, but are not always, made through the use of words or phrases such as “anticipates,” “intends,” “estimates,” “plans,” “expects,” “continues,” “believe,” “guidance,” “outlook,” “target,” “future,” “potential,” “goals” and similar words or phrases, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” or similar expressions.  Among the factors that could cause actual results to differ materially from those set forth in the forward-looking statements include, but are not limited to, the inherent uncertainties associated with our expectations concerning revenue results for the fourth quarter and full-year ended 2024, gross margin, net income, adjusted EBITDA, and estimates of our cash, restricted cash and investments as of December 31, 2024. Vericel’s revenue expectations for the fourth quarter and full-year ended 2024, as well as its estimates concerning gross margin, net income, adjusted EBITDA, and cash, restricted cash and investments are preliminary, unaudited and are subject to change during ongoing internal control, review and audit procedures. Additional factors that that could cause actual results to differ materially from those set forth in the forward-looking statements include, but are not limited to, uncertainties associated with our expectations regarding future revenue, growth in revenue, market penetration for MACI®, MACI Arthro™, Epicel®, and NexoBrid®, growth in profit, gross margins and operating margins, the ability to continue to scale our manufacturing operations to meet the demand for our cell therapy products, including the timely completion and qualification of a new manufacturing facility in Burlington, Massachusetts, the ability to sustain profitability, contributions to adjusted EBITDA, the expected target surgeon audience, potential fluctuations in sales and volumes and our results of operations over the course of the year, timing and conduct of clinical trial and product development activities, timing and likelihood of the FDA’s potential approval of the use of MACI to treat cartilage defects in the ankle, the estimate of the commercial growth potential of our products and product candidates, competitive developments, changes in third-party coverage and reimbursement, surgeon adoption of MACI Arthro, physician and burn center adoption of NexoBrid, labor strikes, changes in surgeon and hospital treatment prioritizations caused by the temporary shortage of essential medical supplies, supply chain disruptions or other events or factors that might affect our ability to manufacture MACI or Epicel or affect MediWound’s ability to manufacture and supply sufficient quantities of NexoBrid to meet customer demand, including but not limited to, damage or disruption caused by natural disasters and the ongoing military conflicts in the Middle East region involving Israel, negative impacts on the global economy and capital markets resulting from the conflict in Ukraine and the Middle East conflicts, changes in trade policies and regulations, including the potential for increases or changes in duties, current and potentially new tariffs or quotas, lingering effects of adverse developments affecting financial institutions, companies in the financial services industry or the financial services industry generally, possible changes in governmental monetary and fiscal policies, including, but not limited to, Federal Reserve policies in connection with continued inflationary pressures and the impact of the recent elections in the United States, global geopolitical tensions and potential future impacts on our business or the economy generally stemming from a public health emergency.  These and other significant factors are discussed in greater detail in Vericel’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission (SEC) on February 29, 2024, Vericel’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, filed with the SEC on November 7, 2024, and in other filings with the SEC. These forward-looking statements reflect our views as of the date hereof and Vericel does not assume and specifically disclaims any obligation to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date of this presentation except as required by law.

 3  Vericel is a Leader in Advanced Therapies in Sports Medicine and Burn Care, Combining Innovations in Biology with Medical Technologies   Our Vision  Every patient benefits from therapies as unique as they are   Our Mission  We provide precision therapies that repair injuries and restore lives   SPORTS MEDICINE  SEVERE BURNS  Portfolio of Innovative Cell Therapies and Specialty Biologics   with Significant Barriers to Entry

 High revenue growth profile  Sustained positive adjusted EBITDA and Operating Cash Flow  GAAP Net Income positive in 2024  ~$167M in Cash & Investments  4  Vericel is Well-Positioned to Deliver Sustained Long-Term Growth  On track to submit MACI Ankle™ IND in H1 2025; initiate clinical study in H2 2025  New manufacturing facility provides flexibility for potential MACI OUS expansion  Market leader in knee cartilage repair  20% growth in 2023 and 2024  MACI Arthro™ launched in Q3 2024  Continued strong growth in MACI surgeons and biopsies  Launched in the U.S. in Q4 2023; Pediatric indication in Q3 2024  Potentially life-saving product with large market opportunity  2024 financial metrics are based on preliminary, unaudited 2024 financial results and are subject to change.

 Large Underpenetrated Markets with Total Addressable Market Opportunity Expanding to Over $4.5 Billion in the Years Ahead  $3 Billion   + $1Billion  $4 Billion  Core TAM  Expanded TAM  NexoBrid launched in 2023  MACI Arthro launched in 2024; targets largest segment of current MACI addressable market  Anticipate initiating MACI Ankle study in 2025  $4.5+ Billion TAM  $3.5+ Billion TAM  $600 Million  5  $600 Million

Outstanding Results Across the Company in 2024

2024 Achievements

- ☑ Total Revenue Growth of 20% to $237 to $237.5M
- ☑ MACI Revenue Growth of 20% to $197.2 to $197.7M
- ☑ Gross Margin Expansion to ~72.5%
- ☑ Adjusted EBITDA Margin of ~22%, Representing ~55% Full-Year Growth
- ☑ Full-Year GAAP Profitability Achieved
- ☑ FDA Approval and Launch of MACI Arthro
- ☑ Construction of new Corporate Headquarters and Manufacturing Facility Completed

2024 financial metrics are based on preliminary, unaudited 2024 financial results and are subject to change.

Continued Momentum

With Expectations for Further Revenue and Profit Growth in 2025

2025 Value Drivers

- ❖ Total Company Revenue Growth of 20% to 23%
- ❖ First Full Year of MACI Arthro, Enabling Greater Penetration in Largest Segment of MACI's $3B TAM
- ❖ Maintain a Second High-Growth Franchise for Vericel Burn Care with Continued NexoBrid Uptake
- ❖ Continued Gross Margin and Adjusted EBITDA Margin Expansion, with Inflection in Cash Generation
- ❖ Expect to Initiate MACI Ankle Clinical Study in 2025
- ❖ On Track to Initiate Commercial Manufacturing in the New Facility in 2026

6 VERICEL

 Current Portfolio Plus New Product Launches Expected to Drive Durable High Revenue Growth Profile  7  ~20% CAGR Since Launch of MACI  +  +  20% CAGR Since   MACI Launch  OUS MACI  +20%  +20%  Continued High Revenue Growth  Longer-Term Potential to Add OUS MACI in Late 2020’s & MACI Ankle in ~2030+  +  +  +  +20-23%  2024 financial metrics are based on preliminary, unaudited 2024 financial results and are subject to change.

 Driving High Revenue Growth and a Top-Tier Profitability Profile Mid-Term Profitability Targets Increased to High-70% Gross Margin and High-30% Adjusted EBITDA   8  Adjusted EBITDA Margin %  Gross Margin %  2024 financial metrics are based on preliminary, unaudited 2024 financial results and are subject to change.  20% Top Line Growth in 2024  Expect Continued High Revenue Growth in 2025 and Beyond  ~55% Adjusted EBITDA Growth and GAAP Net Income Positive in 2024  Expect Cash Generation to Inflect in 2025 and Beyond

Knee Cartilage Injuries Represent a Significant Unmet Medical Need

Cartilage defects are found in ~60% of knee arthroscopies[1]

- Damage caused by acute or repetitive trauma or degenerative conditions

Cartilage has limited capacity for intrinsic healing and repair

- Untreated cartilage defects may lead to debilitating joint pain, dysfunction, and osteoarthritis
- Defects can expand and new high-grade lesions can form over time


>>>> TIME >>>>



Impact of Knee Pain


77%

Harris Poll found that 77% of knee pain sufferers can no longer participate in at least one activity they previously enjoyed because of knee pain[2]

[1] Widuchowski W, et al. Articular cartilage defects: study of 25,124 knee arthroscopies. Knee. Jun 2007.
[2] Data collected from a 2019 Harris Poll survey of 1,002 U.S. adults with knee pain 3 or more days a week that had lasted 2 months or more.

maci 9 VERICEL

Large Addressable Knee Cartilage Repair Market for MACI

Estimated Annual Addressable Patient Population (U.S.)

~750,000[1]
Cartilage Repair Procedures

~315,000[2]
Patients
Consistent With Label

~125,000[2]
Patients MD's Consider
Clinically Appropriate For MACI

~60,000[2] Patients With Larger Lesions

$3 Billion
Addressable Market in the U.S.[3]

Annual Cartilage Repair Revenue



~$197.2-$197.7M4
$165
$132
$112
$95
$92
$68
$44
$Millions
2017 2018 2019 2020 2021 2022 2023 2024

- Mid teens % biopsy penetration
- Mid single-digit % implant penetration

[1] Health Advances LLC MACI market assessment report (2018), Vericel data, LexisNexis, Medtech Insight, NY SASD, SmartTRAK, LSI, PSPS, McCormick, Frank et al. Arthroscopy, (2014) 30(2): 222-6, Montgomery, et al. Knee Surg Sports Traumatol Arthrosc (2014) 22: 2070.
[2] Health Advances LLC MACI market assessment report (2018).
[3] Assumes MACI ASP of ~$50,000+.
[4] 2024 financial metrics are based on preliminary, unaudited 2024 financial results and are subject to change.

maci

10

VERICEL

 MACI is the Leading Restorative Cartilage Repair Product on the Market  11  BIOPSY TAKEN  CHONDROCYTES  EXTRACTED,  EXPANDED,  & LOADED  MACI DELIVERED  DEFECT DEBRIDED  TEMPLATE CREATED  MACI IMPLANTED

 MACI Product Attributes Driving Strong Growth Since Launch  12  Broad Label with Strong Clinical Data  Shorter Rehab Protocols  Strong Reimbursement Profile  1 The American Journal of Sports Medicine. 2018;46(6):1343-1351.  Simpler, Less Invasive Procedure

 MACI Growth Opportunities  13  Innovation that Supports Premium Pricing  Deeper Practice Penetration as Surgeons Gain MACI Experience  Broader Surgeon Adoption as MACI Becomes Standard of Care  Core MACI Growth Drivers  MACI Arthro Can Amplify Drivers  MACI has Generated Sustained High Growth Since Launch;  MACI Arthro Expected to Drive Increased Utilization

 MACI Arthro is the First Restorative Biologic Cartilage Repair Product Approved for Arthroscopic Administration  14

MACI Arthro Enables Additional Surgeon Growth

Target Surgeons


7,000 Targets
Expect 50%+ Penetration
5,000 Targets
~50% Penetration
Pre MACI Arthro Targets
Post MACI Arthro Targets

MACI Arthro Expected to Drive Incremental Volume Across all Surgeon Segments

MACI Surgeon Segments


Potential New Surgeons
Remaining Open MACI Targets
Surgeons Primarily Treating Patella Defects
Current Users
Surgeons Treating Small Condyle Defects
New Arthro-Only Targets
90% of Target Surgeons Expressed Interest in MACI Arthro[1]
90% of Current MACI Users Expect to Increase MACI Volume[1]

[1]Based on Health Advances, LLC MACI market assessment report (2018).

15

MACI Arthro Addresses the Largest Segment of the Overall MACI TAM Where There is Significant Potential to Increase Penetration



Current MACI Growth Segments Pre MACI Arthro Launch
MACI Arthro Provides Opportunity to Significantly Increase MACI Usage
MACI Arthro Target Segments
Patella
Larger Defects
~$0.5B
~$0.5B
Core growth potential
~ 10K Patients
Core growth potential
~ 10K Patients
MACI Volume
Patella TAM
MACI Volume
4 cm²+ TAM
Current penetration = greater than 10%
Patella
Larger Defects
Non-Patella
4cm²+
Smaller Non-Patella Defects
<4cm²
Current penetration = low single-digit %
Condyle
Other Smaller Defects¹
~$1B
~$1B
MACI Arthro growth potential
~ 20K Patients
MACI Arthro growth potential
~ 20K Patients
MACI Volume
2-4cm² Condyle TAM
MACI Volume
Other ≤4cm² TAM

[1] 1-2cm² Trochlea, Tibia and Condyle defects.

16
VERICEL

Significant Ankle Cartilage Repair Opportunity

MACI Ankle Annual TAM Estimate (U.S.)

~165,000[1]
Ankle Resurfacing Procedures

~66,000[2]
Patients MD's Consider Clinically Appropriate For MACI

~18,000[2]
Larger Lesions

Current Treatment Breakdown[2]


Minced autograft
Other
OCA
OATs
MFX alone
MFX+
Minced allograft

MACI Ankle represents a $1 billion[3] market opportunity, increasing the total MACI addressable market to $4 billion

[1] SmartTrak Cartilage Repair Procedures; resurfacing includes microfracture, OATs, OCA, etc. and does not include chondroplasty/debridement only.
[2] Cello Health MACI Ankle quantitative market research survey (2021).
[3] Assumes MACI ASP of $50,000+.

17

 18  18  Burn Injury Size and Depth Determine Treatment Pathway  Full thickness burn injuries of any size & partial thickness burn injuries >10% total body surface area (TBSA) are most often transferred to specialized burn centers  Full thickness & deep partial-thickness burns require eschar removal and grafting to achieve wound closure   INITIAL ASSESSMENT  ESCHAR REMOVAL  EVALUATION  TREATMENT/HEALING  TREATMENT PATHWAY  Epidermis  Dermis  Subcutaneous fat  Muscle  Bone  Superficial (1st Degree)  Superficial Partial-Thickness (2nd Degree)  Deep Partial-Thickness (2nd Degree)  Full Thickness (3rd Degree)  Fourth Degree

Burn Care Franchise Addressable Market Opportunity

Estimated U.S. Burn Patients[1]

500,000
Annual Burns (U.S.)

40,000
Hospitalized Patients

1,500
Epicel-Indicated (>30% TBSA) Patients

600 Surviving >40% TBSA Patients

NexoBrid (anacaulase-bcdb)

$300 Million
Addressable Market in the U.S.[2,3]

Epicel (cultured epidermal autografts)

$300 Million
Addressable Market in the U.S.[4]

VERICEL Burn Care

$600 Million
Addressable Market in the U.S.

NexoBrid commercialization significantly expands the total addressable market and establishes second high growth franchise for Vericel

VERICEL Burn Care

1 2017 National Burn Repository Report Version 13.
2 ~90% of hospitalized patients with thermal burns; ~90% of eligible patients require eschar removal (management estimate).
3 Assumes NexoBrid average price of ~$9,000 per patient.
4 Assumes 600 patients x 120 grafts per patient x ~$4,000+ per graft.

19 VERICEL

NexoBrid

Orphan biologic product indicated for eschar removal in adults and pediatric patients with severe burns


NexoBrid
(anacaulase-bcdb)
For topical gel, 8.8%
For Topical Use Only
Net weight is 55 grams (after mixing)
50 g
Gel vehicle

NexoBrid
(anacaulase-bcdb)

Significant Advancement in Burn Treatment Paradigm

- Concentrated mixture of proteolytic enzymes
- Non-surgical topical agent that may be applied at the patient's bedside
- Selectively degrades eschar in four hours while preserving viable tissue


NexoBrid
(anacaulase-bcdb)
PRECISION IN
ESCHAR REMOVAL[1-3]
Starting your adult and pediatric patients with effective, selective eschar removal and dermal preservation is a step towards a path to healing[1-3]

[1] NexoBrid Label. Cambridge, MA. Vericel Corporation; 2022.
[2] Krieger Y, Bogdanov-Berezovsky A, Gurfinkel R, et al. Efficacy of enzymatic debridement of deeply burned hands. Burns. 2012;38:108-112.
[3] Palao R, Aguilera-Saez J, Collado JM, et al. Use of a selective enzymatic debridement agent (NexoBrid) for wound management: Learning curve. World J Dermatol. 2017;6(2):32-41.

20

VERICEL

Epicel

- Only **FDA-approved permanent skin replacement** for adult and pediatric patients with full-thickness burns ≥ 30% of total body surface area
- Important treatment option for severe burn patients where little skin is available for autografts



Epicel
(cultured epidermal autografts)

Comparison of Epicel Patient Database to National Burn Repository[1] Data Demonstrates Lower Mortality Rate



Mortality Rate by TBSA Decile
Stratified CMH Chi-square p < 0.0001
Chi-square for all subgroups ≥ 40%TBSA p < 0.0001
Mortality Rate (%)
100
90
80
70
60
50
40
30
20
10
0
0.1 - 9.9
10 - 19.9
20 - 29.9
30 - 39.9
40 - 49.9
50 - 59.9
60 - 69.9
70 - 79.9
80 - 89.9
>90
Epicel N=937
National Burn Repository N=177,498
Percent TBSA Burned
Hand surface area represents 1% TBSA

Twenty-five Years' Experience and Beyond with Cultured Epidermal Autografts (CEA) for Coverage of Large Burn Wounds in Adult and Pediatric Patients, 1989-2015; Hickerson, Journal of Burn Care & Research, iry061, https://doi.org/10.1093/jbcr/iry061.
[1] American Burn Association, National Burn Repository 2016, Version 12.

21

VERICEL

Burn Care Growth Opportunities  22  Activating additional Epicel users through cross-selling efforts with NexoBrid

 Vericel Remains Focused on Potential Strategic Transactions to Maximize Long-Term Value  Business development activities focused on opportunities having a strategic fit with current franchises or advanced cell therapy platform  23  Sports Medicine Franchise  Severe Burn Care Franchise  ADVANCED CELL THERAPY DEVELOPMENT & MANUFACTURING PLATFORM  New Advanced Cell Therapy Vertical(s)

 MACI Arthro Approved and Launched  NexoBrid Pediatric Label Expansion Approved  1st Profitable Quarter  Acquisition of   North American commercial rights   to NexoBrid  Building on a Legacy of Growth with Near-Term and Long-Term Opportunities  MACI Approved  Epicel Pediatric Label Expansion Approved  MACI   Launched  in U.S.  2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030+  24  New Corporate HQ and Manufacturing Facility Complete  Acquisition of Sanofi’s Cell Therapy and Regenerative Medicine Business  NexoBrid Approved  in U.S.  NexoBrid Launched  in U.S.  Target Launch  Potential for MACI OUS Expansion  Commercial Manufacturing at New Facility Commences

 Growth Strategy Leverages Near-Term & Long-Term Opportunities  Strong Financial   Profile  High revenue growth profile with 20% CAGR since 2017  Sustained positive adjusted EBITDA and operating cash flow  $167 Million in cash and investments  High-Growth Sports Medicine Franchise  Market leader in knee cartilage repair  20% growth in 2023 & 2024  MACI Arthro launched in Q3 2024  25  Second High-Growth Franchise in Burn Care  NexoBrid launched in the U.S. in Q4 2023  NexoBrid Pediatric indication approved in Q3 2024  Expanding Core   Portfolio   On track to submit MACI Ankle IND in H1 2025, expect to initiate clinical study in H2 2025  New facility provides flexibility to potentially commercialize MACI outside the US  2024 financial metrics are based on preliminary, unaudited 2024 financial results and are subject to change.